UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 26, 2008

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (423)743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFT 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFT 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFT 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17CFT 240.13c-4(c))

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

NN, Inc. today announces the closing of its Kilkenny, Ireland operations.  Production will cease by early February 2009 with an orderly closure scheduled for June 2009.  The closing will impact approximately 70 employees.  We expect to incur cash and non-cash charges of $3.9 million (€3.0 million) and $1.7 million (€1.3 million) respectively in severance, equipment relocation and other closing costs mainly in the fourth quarter of 2008.

Exhibit:

Exhibit Number     Description of Exhibit
99.1                         Press Release of NN, Inc. dated November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: November 26, 2008	By:	/s/ William C. Kelly, Jr.
Name : William C. Kelly, Jr.
Title : Vice President and Chief Administrative Officer